                    FIRST AMENDMENT TO AMENDED AND RESTATED
                          TRADEMARK LICENSE AGREEMENT


                 Agreement made and entered into this 31st day of July, 1995 by and between Amway Corporation ("Amway"), a corporation organized and existing under the laws of the State of Michigan, U.S.A. and having its principal office and place of business at 7575 Fulton Road East, Ada, Michigan 49355, U.S.A. and Amway Japan Limited ("AJL"), a joint stock company organized and existing under the laws of Japan and having its principal office and place of business at Arco Tower, 8-1, Shimomeguro 1-chome, Meguro-Ku, Tokyo 153, Japan.

                              W I T N E S S E T H:

                 WHEREAS, Amway and AJL entered into an Amended and Restated Trademark License Agreement dated December 16, 1993 ("Amended Agreement"), which terminated and superseded the existing Trademark License Agreement dated June 16, 1983, as amended (the "Prior Agreement"). All capitalized terms herein shall have the definitions set forth in the Amended Agreement.

                 WHEREAS, pursuant to the Prior Agreement and the Amended Agreement, Amway licensed certain trademarks, tradenames, servicemarks and logos for use by AJL and also licensed certain product formulas to enable AJL to manufacture or contract for the manufacture of certain products in Japan in consideration of the payment of certain license fees by AJL, all as more fully described in the Amended Agreement.

                 WHEREAS, the parties previously determined that it was to their respective economic advantage to modify the provisions for payment of the license fees by AJL as described in the Prior Agreement and now desire to modify the payment provisions as described in Paragraphs 2(a) and 2(e) of the Amended Agreement for a certain time period; and

                 WHEREAS, the parties now desire to document their agreement as to the payment of royalties by AJL exclusively for the three (3) upcoming AJL fiscal years 1996, 1997, 1998 (September 1, 1995 through August 31, 1998) in accordance with the terms and conditions set forth below:

                 NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

                 1. Exclusively for AJL's three (3) fiscal years ending August 31, 1996, 1997 and 1998 (the "Amended Years") the parties agree that, to the extent described herein and subject to Paragraph 2 hereof, Paragraphs 2(a) and 2(e) of the Amended Agreement shall not be enforced. Instead, in lieu of certain license fees payable by AJL with respect to sales of certain products (as hereinafter described) for the Amended Years, AJL agrees to execute six negotiable promissory notes (herein so called) payable to Amway at six month intervals beginning February 28, 1996, in the form of attached Exhibit A, each in the amount of Three Hundred Eleven Million Eighty Seven Thousand One Hundred Eighty-Five Yen (Y.311,087,185) and Amway agrees to accept the Promissory Note in satisfaction of such license fees. The aggregate amount payable pursuant to the Promissory Notes (Y.1,866,523,108) is the amount (discounted by 12%) calculated to be payable by AJL pursuant to Paragraph 2(a) of the Amended Agreement based on a percentage of AJL's cumulative estimated sales for certain products during the Amended Years ("Adjusted Royalty Base") as described in Attachment I attached hereto and incorporated herein by reference for all purposes.

                 2. The parties agree to accept both the listing of individual products and projected royalty bases set forth in Attachment I as the permanent basis for assessment of the trademark license fees payable by AJL to Amway for the Amended Years for said products, but only to the extent the actual aggregate royalty bases for sales of such products during the Amended Years do not exceed the Adjusted Royalty Base of Y.39,099,952,231. This Amendment shall not apply or have any force or effect with respect to products that are not included in Attachment I; rather AJL shall pay the royalty required pursuant to Paragraph 2(a) of the Amended Agreement for any such products.

                 3. Notwithstanding any other provision in this Agreement, on or before October 31, 1998, AJL agrees to pay Amway an amount equal to the royalty payable by it pursuant to Paragraph 2(a) of the Amended Agreement on its actual cumulative Net Sales in excess of the Adjusted Royalty Base.

                 4. The Promissory Notes shall be signed by an authorized representative of AJL and delivered by hand by AJL to

Amway at its principal office and place of business at Ada, Michigan on or before the close of business on July 31, 1995.

                 5. The parties agree that this Amendment shall only apply to the Amended Years; subject to further agreement of the parties, for all periods thereafter Paragraphs 2(a) and 2(e) of the Amended Agreement shall be followed and complied with in all respects.

                 6. In all other respects, the Amended Agreement shall remain unchanged and in full force and effect.

                 7. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

                                        AMWAY CORPORATION


                                        By:  /s/ Lawrence M. Call
                                            -----------------------------------
                                            Lawrence M. Call
                                            Senior Vice President - Finance
                                            and Chief Financial Officer


                                        AMWAY JAPAN LIMITED


                                        By:  /s/ Richard S. Johnson
                                            -----------------------------------
                                            Richard S. Johnson
                                            President and Representative
                                            Director

                                  ATTACHMENTS
                                  -----------


EXHIBIT A             -   Form of Negotiable Promissory Note from AJL to Amway
                          for Y.311,087,185


ATTACHMENT I          -   Projected Royalty Bases for Fiscal Years 1996 through
                          1998

                                   EXHIBIT A
                                   ---------

                           NEGOTIABLE PROMISSORY NOTE
                           --------------------------


Y.311,087,185                                                      July 31, 1995


                 For value received, Amway Japan Limited, a joint stock company organized and existing under the laws of Japan, promises to pay to the order of Amway Corporation, a Michigan corporation, the principal sum of Three Hundred Eleven Million Eighty Seven Thousand One Hundred Eighty Five Yen
(Y.311,087,185) on February 28, 1996 without interest thereon.

                 All rights of Amway Corporation under this Promissory Note may be assigned. The liability of Amway Japan Limited to any assignee shall be immediate and absolute, and Amway Japan Limited agrees not to set up any claim against the assignee as a defense, counterclaim or set-off to any action brought by any assignee for the unpaid balance owed under this Promissory Note.

                 In the event of default hereunder, Amway Japan Limited agrees to pay all costs of collection and enforcement including reasonable attorneys' fees.


                                        AMWAY JAPAN LIMITED


                                        By:
                                             ----------------------------------
                                             Richard S. Johnson
                                             President and Representative
                                             Director

                                 ATTACHMENT I                      (Page 1 of 4)
                                 ------------

                                                                               Royalty Amount (Yen)
                                                           -------------------------------------------------------
                                                 FYE 96-98
Stock                                            Projected            4%               8% MAX
Number    Description                          Royalty Base           Name             Formula           Total
------    -----------                          ------------           ----             -------           -----
ARTISTRY II
-----------
A5619J       Two-way Foundation                  295,875,000       11,835,000        11,835,000        23,670,000
A7588J       Face Powder                          38,250,000        1,530,000         1,530,000         3,060,000
A4507J       Pressed Powder Refill                14,625,000          585,000                             585,000
A7589J       Pressed Powder Compact               20,250,000          810,000           810,000         1,620,000
A7607J       Mascara                              11,865,000          474,600                             474,600
A7610J       Eyebrow Pencil                       10,125,000          405,000                             405,000
A7604J       Eyeliner Pencil                       6,075,000          243,000                             243,000
A7590J       Eyecolor                             14,250,000          570,000                             570,000
A5091J       Lipcolor                             67,800,000        2,712,000         2,712,000         5,424,000
A7628J       Cheek Color                          11,625,000          465,000           465,000           930,000
A7652J       Two-way Case                         14,531,250          581,250                             581,250
A7653J       Eyecolor Case                         2,208,750           88,350                              88,350
A7654J       Cheek Color Case                      1,511,250           60,450                              60,450
A7655J       Make-up Case                          4,368,750          174,750                             174,750

A7574J       Base Controller                      38,985,000        1,559,400         1,559,400         3,118,800
A5689J       Moisture Foundation                 162,000,000        6,480,000         6,480,000        12,960,000

E1210J       Massage Cream                     6,504,750,000      260,190,000       260,190,000       520,380,000
E8708J       Facial Pack                       2,960,325,000      118,413,000       118,413,000       236,826,000

A4099J       Lip Brush                             8,801,750          356,070                             356,070
A4100J       Cosmetic Brush Set                    7,986,000          319,440                             319,440
A4102J       Eyelash Curler                        3,996,000          159,840                             159,840
A4103J       Pencil Sharpener                      1,720,500           68,820                              68,820
A4104J       Face Powder Brush                     5,957,250          238,290                             238,290
AD6231J      Spatula pk25                            157,500            6,300                               6,300
AD6232J      Blusher Brushes pk5                     480,000           19,200                              19,200
AD6233J      Eyecolor Sponge Appl pk5              1,140,000           45,600                              45,600
AD6234J      Eyecolor Brush Appl pk5                 360,000           14,400                              14,400
AD6235J      Pressed Powder Puff                   1,272,000           50,880                              50,880
AD6236J      Loose Powder Puff                     1,350,000           54,000                              54,000
AD6237J      Foundation Sponges                    6,075,000          243,000                             243,000
AD6238J      Make-up Mirror pk4                    1,835,000           77,400                              77,400
AD6242J      Spare Tip pk5                           180,000            7,200                               7,200
             Disp. Lip Brush pk25                    150,000            6,000                               6,000
             Disp. Mascara Brush pk25                 22,500              900                                 900
             Nailcolor Demonstrator                2,160,000           86,400                              86,400
             Lipcolor Starter Pack                 5,460,000          218,400                             218,400
ARTISTRY III
------------
A5752J       Two-way Foundation                2,949,822,500      117,996,900       117,996,900       235,993,800
A5753J       Two-way Foundation
A5754J       Two-way Foundation
A5755J       Two-way Foundation
A5756J       Two-way Foundation
A5757J       Two-way Foundation
A5758J       Concealer                           333,061,875       13,322,475                          13,322,475
A5759J       Concealer
A5760J       Face Powder                       1,283,572,500       51,342,900        51,342,900       102,685,800
A5761J       Pressed Powder Refill               456,435,000       18,257,400                          18,257,400

                              ATTACHMENT I                         (Page 2 of 4)
                              ------------

                                                                                Royalty Amount (Yen)
                                                               -------------------------------------------------------
                                                 FYE 96-98
Stock                                            Projected             4%              8% MAX
Number    Description                          Royalty Base           Name             Formula           Total
------    -----------                          ------------           ----             -------           -----
A5762J       Pressed Powder Compact              719,066,250       28,762,650        28,762,650        57,525,300
A5763J       Mascara                             820,125,000       32,805,000                          32,805,000
A5764J       Mascara
A5765J       Mascara
A5766J       Eyebrow Pencil                      589,657,500       23,586,300        23,586,300        47,172,600
A5767J       Eyebrow Pencil
A5768J       Eyeliner Pencil                     406,792,500       16,271,700                          16,271,700
A5769J       Eyeliner Pencil
A5770J       Eyeliner Pencil
A5771J       Eyecolor                          1,684,485,000       67,379,400                          67,379,400
A5772J       Eyecolor
A5773J       Eyecolor
A5774J       Eyecolor
A5775J       Eyecolor
A5776J       Eyecolor
A5777J       Eyecolor
A5778J       Eyecolor
A5779J       Eyecolor
A5780J       Eyecolor
A5781J       Eyecolor
A5782J       Eyecolor
A5783J       Eyecolor
A5784J       Eyecolor
A5785J       Eyecolor
A5786J       Eyecolor
A5787J       Eyecolor
A5788J       Eyecolor
A5789J       Eyecolor
A5790J       Eyecolor
A5791J       Lipcolor                          5,079,307,500      203,172,300                         203,172,300
A5792J       Lipcolor
A5793J       Lipcolor
A5794J       Lipcolor
A5795J       Lipcolor
A5796J       Lipcolor
A5797J       Lipcolor
A5798J       Lipcolor
A5799J       Lipcolor
A5800J       Lipcolor
A5801J       Lipcolor
A5802J       Lipcolor
A5803J       Lipcolor
A5804J       Lipcolor
A5805J       Lipcolor
A5806J       Lipcolor
A5807J       Lipcolor
A5808J       Lipcolor
A5809J       Lipcolor

                                     ATTACHMENT I                  (Page 3 of 4)
                                     ------------

                                                                                 Royalty Amount (Yen)
                                                               -------------------------------------------------------
                                                FYE 96-98
Stock                                           Projected             4%             8% MAX
Number    Description                         Royalty Base           Name            Formula              Total
------    -----------                         ------------           ----            -------              -----
A5810J       Lipcolor
A5811J       Cheek Color                         891,562,500       35,662,500                          35,662,500
A5812J       Cheek Color
A5813J       Cheek Color
A5814J       Cheek Color
A5819J       Two-way Case                        980,707,500       39,228,300                          39,228,300
A5820J       Eyecolor Case                       150,300,000        6,012,000                           6,012,000
A5821J       Cheek Color Case                    131,950,875        5,278,035                           5,278,035
A5822J       Make-up Case                        452,343,750       18,093,750                          18,093,750
A5838J       Liquid Nail Color Remover           365,478,750       14,619,150        14,619,150        29,238,300
             Lip Brush                           193,050,000        7,722,000                           7,722,000
             Brush Case                           99,791,250        3,991,650                           3,991,650
             Eyelash Curler                      111,360,000        4,454,400                           4,454,400
             Pencil Sharpener                     41,339,250        1,653,570                           1,653,570
             Face Powder Brush                   191,700,000        7,668,000                           7,668,000
             Brush for Cheek Color Case           14,715,000          588,600                             588,600
             Eyecolor Tip for Eye C. Case         36,881,250        1,475,250                           1,475,250
             Spatula pk5                           4,905,000          196,200                             196,200
             EyeC. Brush for EyeC. Case           78,468,750        3,138,750                           3,138,750
             Eyecolor Brush - lg.                 70,245,000        2,809,800                           2,809,800
             Eyecolor Brush - sm.                 51,097,500        2,043,900                           2,043,900
             Pressed Powder Puff pk6              32,091,000        1,283,640                           1,283,640
             Face Powder Puff pk5                 30,243,750        1,209,750                           1,209,750
             Make-up Sponge-2 way pk5            171,900,000        6,876,000                           6,876,000
             Make-up Mirror                       49,987,500        1,999,500                           1,999,500
             Eyeshadow Tip                        36,506,250        1,460,250                           1,460,250
             Demo Case                           795,937,500       31,837,500                          31,837,500
             Spare Gum Eyelash Curl pk             7,301,250          292,050                             282,050
             Cheek Brush                          70,762,500        2,830,500                           2,830,500
             Eyebrow Brush                        42,457,500        1,698,300                           1,698,300
             Eyebrow Brush & Comb                 33,022,500        1,320,900                           1,320,900
             Tweezers                             75,262,500        3,010,500                           3,010,500
             Eyebrow Scissors                     91,237,500        3,649,500                           3,649,500
             Make-up Sponge-moi/liq fdn           58,868,750        2,358,750                           2,358,750

E944J        Disinfectant Spray                  333,396,000       13,335,840        13,335,840        26,671,680
AD563J       Replacement Nets                     93,970,800        3,758,832                           3,758,832
E1681J       Soft Buds                           822,816,000       32,912,640                          32,912,640
AD5113J      Drain Back Cap                       61,866,000        2,474,640                           2,474,640
E1407J       Cal/Fiber Peach 1Ltr                344,802,218       13,792,089        13,792,089        27,584,177
E2455J       Cal/Fiber Peach 200ml               570,039,750       22,801,590        22,801,590        45,603,180
E2607J       Cal/Fiber Gr. Apple 1Ltr            450,818,212       18,032,728        18,032,728        36,065,457
E2608J       Cal/Fiber Gr. Apple 200ml           861,749,550       34,469,982        34,469,982        68,939,964
E858J        Tea Kettle                        1,237,680,000       49,507,200                          48,507,200
E1405J       Coffee Maker/Grinder              1,031,557,500       41,262,300                          41,262,300
E9863J       Induction Range                     601,065,000       24,042,600                          24,042,600
E3110J       Induction Range II               10,259,055,000      410,362,200                         410,362,200
E2771J       4 Piece Knife Set                 1,619,345,063       64,773,803                          64,773,803
E1190J       Beauty Bar Soap                     860,625,000       34,425,000                          34,425,000

  ATTACHMENT I                                                     (Page 4 of 4)



                                                                       Royalty Amount (Yen)
                                                               -------------------------------------------------------
                                                FYE 96-98
Stock                                           Projected             4%             8% MAX
Number           Description                  Royalty Base           Name            Formula             Total
------           -----------                  ------------           ----            -------             -----
E1191J       Beauty Bar Soap Gift Set            499,061,250       19,962,450                          19,962,450
E2040J       Citrus Fresh Bath Essence           704,860,950       28,194,438                          28,194,438
E2041J       Burch Moist Bath Essence          1,028,500,950       41,140,038                          41,140,038
E2042J       Bath Essence Gift Set               839,336,400       33,573,456                          33,573,456
                                                --------------------------------------------------------------------------------

Total Projected Royalty Base                  52,133,269,642    2,085,330,786       742,734,529     2,828,065,315

                                              ==================================================================================

Adjusted Royalty Base                         39,099,952,231    1,563,888,089       557,050,887     2,121,048,986
    (75% of above)
12% incentive reduction                       (4,691,994,268)    (187,679,771)      (66,846,108)     (254,525,878)

                                                --------------------------------------------------------------------------------
Total promissory note in yen                  34,407,957,964    1,376,318,319       480,204,789     1,866,523,108

                                              ==================================================================================